HARROW HEALTH | INC.

Corporate Presentation
March 2021

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow Health, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic and any future health epidemics on Harrow's financial condition, liquidity and results of operations; the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; risks related to Harrow's compounding pharmacy operations; the Company's ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of our formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation may refer to non-GAAP financial measures, specifically adjusted EBITDA and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website, and as an annex to this presentation.

HARROW HEALTH INC.

- Harrow is a growing leader in the U.S. ophthalmic healthcare market.
- Harrow became commercial in 2014; **149% eyecare revenue CAGR through 2019.**
- We've built a strong market position by selling high-value compounded drugs to institutions, which now includes about 10,000 doctors, hospitals and ASCs.
- Our growth strategy is to expand beyond compounding and our current reach by:
  - Continuing to organically grow our market leading **ImprimisRx** ophthalmic business;
  - Creating new commercial partnerships to grow revenues;
  - Acquiring FDA-approved drugs and late-stage drug candidates; and
  - Developing our **Visionology** brand to deliver a **direct-to-consumer** eyecare experience.
- EyePoint deal (Dexycu®) is our first strategy proof point; $25M annual opportunity.

Traditional Pharmaceutical Value Chain



MD/Hospital Prescription
PRODUCTION
PHARMACY BENEFIT MANAGERS
INSURERS
WHOLESALERS
PHARMACY RETAILERS
PATIENT
MD OFFICE, HOSPITAL OR ASC

- Layers of middle-men thrive.
- "Tiered" formularies and layers of intermediaries "feed" an opaque system.
- "Discount cards" and "access" programs try to soften consumer costs and confusion.
- *Prescribers and consumers view pharmaceuticals and pharmacy as a pain point.*

HARROW HEALTH INC.

Harrow's Simple Approach


ORDER & PAYMENT
Nationwide **Production** and **Dispensing** at Harrow-owned Facilities
PATIENT
MD OFFICE, HOSPITAL OR ASC

- Cash-pay focused.
- No pharmacy benefit managers (PBMs), wholesalers or distribution "middlemen."
- No prior authorizations, formulary rejections, rebates, or discount cards.
- *We make pharmaceuticals and pharmacy simple and transparent.*

- The leading FDA-registered cGMP ophthalmic pharmaceutical drug compounder.
- Fully-integrated national sales and customer service teams and an efficient and scalable national distribution platform.
- Ophthalmic surgical and chronic eyecare markets are large and growing:
    - 16+ million U.S. dry eye disease patients;
    - 5+ million annual ophthalmic surgeries; and
    - 3 million U.S. glaucoma patients.
- Product lines supported by 60+ patents and peer-reviewed literature.
- Service 1,500+ monthly accounts of over 10,000 prescribers and institutions.
- Extraordinary Net Promoter Score* of 91 (Q2 '20), 92 (Q3 '20), 90 (Q4 '20).

* Calculated after conducting over 10,000 surveys during these periods.

Harrow Health Pharmaceutical Innovation Pipeline*

- By partnering with doctors, Harrow has developed compounded products to address unmet patient needs, both large and small, helping eyecare professionals take care of their patients.

	Pre-Formulation	R&D Stability Studies	Clinical Evaluation	Commercial Launch
050-Fortisite™ Patent-pending antibiotic; potentially blinding conditions				
010-Mydria-Gel™ Patent-pending; mydriatic and analgesic				
130-Vizicaine™ Patent-pending; ocular surgery visualization				
HROW-120 Patent-pending; presbyopia				
HROW-090 Proprietary stable antibiotic formulation; blepharitis/MGD				
HROW-110 Patented cyclosporine-A and steroid; acute dry eye disease				
Eight additional compounded product candidates in various stages of development.				

* All listed compounded formulations are not specifically approved by the U.S. Food and Drug Administration to treat a specific disease or condition. These formulations may only be prescribed for an individually identified patient to treat a medically necessary condition for which an existing approved product is not recommended by a treating physician.

HARROW HEALTH INC.

visionology

- Direct-to-consumer eyecare subsidiary of Harrow founded in 2020.
- Focused on helping patients manage chronic eye disease using a simple and seamless user experience that was designed after 1,200 consumer interviews.
- *Regional launch targeted for first half of 2021.*
- Leverage our Eyecare-as-a-Service™ model to drive value, transparency, and access.


visionology
Pharmacy
Eye care, without the waiting room
Prescription eye drops, customized for you

Annual Revenues, Gross Margin and Assets

(Revenues and Assets in Thousands)



34.2%
46.4%
50.7%
49.6%
60.1%
67.3%
70.4%
$1,660
$10,242
$9,716
$14,131
$19,942
$27,247
$26,774
$23,917
$41,372
$49,451
$51,165
$59,085
$48,871
$57,474
2014
2015
2016
2017
2018
2019
2020
Consolidated Revenues
Assets
Gross Margin

HARROW HEALTH INC.

Profit Performance and Expense Discipline

(Dollars in Thousands)



2014
2015
2016
2017
2018
2019
2020
645%
199%
130%
95%
73%
77%
70%
$(7,500)
$(10,000)
$(10,000)
$(7,000)
$200
$4,600
$5,700
Adjusted E(L)BITDA
Operating Expense as a % of Revenue

HARROW HEALTH INC.

COVID-19 Revenue and Profit Recovery

(Quarterly Revenues and Adjusted E(L)BITDA in Thousands)



Mandated limitations on elective surgeries
$12,600
$11,800
$8,100
$14,400
$14,600
$2,100
$400
$(1,700)
$3,000
$4,000
4Q19
1Q20
2Q20
3Q20
4Q20
Consolidated Revenues
Adjusted E(L)BITDA

HARROW HEALTH INC.

Carve-Outs Contribute $57M* to Harrow Health's Balance Sheet

eTon PHARMACEUTICALS

- Orphan-disease focused pharmaceutical company with a growing pipeline.
- Harrow Health owns 3.5M shares of Eton common stock (~15%).
- **Valued at approximately $28,500,000** following IPO in November 2018 (ETON).

surface OPHTHALMICS INC.

- Clinical-stage pharmaceutical company focused on ocular surface and dry eye disease.
- Harrow Health owns 3.5M shares of Surface common stock (~30% of equity interests).
- **Valued at approximately $11,550,000*.**

melt PHARMACEUTICALS

- Clinical-stage; developing patented sublingual non-IV, non-opioid sedation drug candidates.
- Harrow Health owns 3.5M shares of Melt common stock (~44% of equity interests).
- **Valued at approximately 17,500,000*.**

*Melt/Surface equity values estimated based on the conversion price of Series A preferred stock (the most recent financing; and not a U.S. GAAP measure); Eton value is calculated based on the closing stock market price of Eton's common stock as of March 4, 2021

HARROW HEALTH INC.

Harrow Health Drug Candidate Royalty Pipeline

- Harrow Health owns royalty rights on out-licensed drug candidates in clinical development at both Surface Ophthalmics (4% royalty) and Melt Pharmaceuticals (5% royalty).
- The markets for Surface's and Melt's drug candidates are in the billions of dollars annually.

	Pre-Clinical	Phase 1	Phase 2	Phase 3	NDA Filed
SURF-201 Prevention of post-cataract surgery inflammation					
SURF-200 Treatment of acute dry eye disease					
SURF-100 Treatment of chronic dry eye disease					
MELT-100 Procedural sedation and analgesia					

HARROW HEALTH INC.

- Positioned to become a significant eyecare-focused healthcare company.
- We expect revenues to exceed $100M within the next few years.
- Positioned to capture significant income on incremental revenue growth.
- We believe we have the resources to finance the next stage of development, which includes **organic growth** and **adding new high-value products** to our **ImprimisRx** and **Visionology** platforms.
- Management is aligned with shareholders (performance equity awards).

HARROW HEALTH | INC.

102 Woodmont Blvd. Ste 610
Nashville, Tennessee 37205
www.HarrowInc.com

Jamie Webb
Director of Communications and Investor Relations
jwebb@harrowinc.com
Direct: 615-733-4737